SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): JULY 16, 1997
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                                  UNIFLEX, INC.
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               (Exact Name of Registrant as Specified in Charter)


     DELAWARE                    1-6339          11-2008652
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(State or Other Jurisdiction    (Commission       (IRS Employer
   of Incorporation)            File Number)   Identification No.)

383 West John Street, Hicksville, New York      11802
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(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code: (516) 932-2000
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)


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         Item 5.           OTHER EVENTS.

         On July 16, 1997, the Registrant, in two private transactions, repurchased an aggregate of 379,904 shares of its common stock, $.10 par value ("Common Stock"), for an aggregate purchase price of $1,900,078. In addition, the Registrant concurrently repurchased options to purchase 17,755 shares of Common Stock (exercisable at a price of $.69 per share) for an aggregate purchase price of $76,228. Based on 4,306,768 shares of Common Stock outstanding prior to the repurchases, the repurchased shares represented approximately 8.8% of the total number of shares of Common Stock then outstanding. For additional information see the Registrant's press release dated July 17, 1997 incorporated herein by reference and filed as an exhibit to this report.


         Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit 20 - Press Release dated July 17, 1997.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNIFLEX, INC.



Dated: July 17, 1997                    By: /s/ Robert K. Semel
                                            --------------------------------
                                            Name:  Robert K. Semel
                                            Title: President


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